Supplement dated March 8, 2013 to the Wilmington Funds (the “Trust”)

Prospectus dated August 31, 2012 (the “Prospectus”)

At a meeting of the Board of Trustees of the Trust (the “Board”) held on March 6, 2013, the Board approved (i) the conversion of the Class C shares of each of the Wilmington Intermediate-Term Bond Fund, Wilmington Short Duration Government Bond Fund, Wilmington Short-Term Corporate Bond Fund and Wilmington Small-Cap Growth Fund, each a series of the Trust and each a “Class C Share Fund,” into Class A shares of the same Fund, (ii) the conversion of the Class A shares of the Wilmington Large-Cap Strategy Fund, a series of the Trust (the “Large-Cap Strategy Fund”), into Class I shares of the same Fund and (iii) the terminating of Class A shares of the Wilmington Small-Cap Strategy Fund, a series of the Trust (the “Small-Cap Strategy Fund”).

At the meeting of the Board held on March 6, 2013, the Board also approved a Plan of Recapitalization for the Class A shares of the Large-Cap Strategy Fund (the “Class A Plan”) and a Plan of Recapitalization for the Class C Shares of the Class C Share Funds (the “Class C Plan”) for the share conversions and share closings discussed in the paragraph above. The Class A Plan contemplates that all issued shares previously designated as Class A shares of the Large-Cap Strategy Fund will be converted into Class I shares of the same Fund. The Class C Plan contemplates that all issued shares previously designated as Class C shares of a Class C Share Fund will be converted into Class A shares of the same Fund.

Class C shares do not carry a front-end sales charge, but they are subject to a Rule 12b-1 fee of either 0.75% or 1.00%, depending on the particular Class C Fund. Class C shares are also subject to a contingent deferred sales charge (a “CDSC”) of 1.00% if they are redeemed within the first 12 months of purchase. Class A shares carry a front-end sales charge and are subject to a Rule 12b-1 fee of 0.25%, but they are not subject to a CDSC. Class I shares do not carry a front-end sales charge nor are they subject to a 12b-1 fee or a CDSC.

Management believes that it is in the best interests of the Class C shareholders in the Class C Share Funds for their Class C shares to be converted into Class A shares because, as Class A shareholders, they will pay a lower Rule 12b-1 fee, will be relieved of any further obligation to pay a CDSC and will not be charged any Class A sales charge in connection with the conversion. Future purchases of Class A shares would, however, be subject to the Class A sales charge, absent a particular waiver (e.g., rights of accumulation).

Management also believes that it is in the best interests of the Class A shareholders in the Large-Cap Strategy Fund for their Class A shares to be converted into Class I shares because, as Class I shareholders, they will not pay a Rule 12b-1 fee.

On or about April 13, 2013, the Class C shares of the Class C Share Funds will be converted into Class A shares of the same Funds, Class A shares of the Large-Cap Strategy Fund will be converted into Class I shares of that Fund, and Class C shares of the Class C Share Funds and Class A shares of the Large-Cap Strategy Fund will be terminated effective immediately after such conversions. On or about April 13, 2013, Class A shares of the Small-Cap Strategy Fund will also be terminated. Class C shareholders of the Class C Share Funds and Class A shareholders of each of the Large-Cap Strategy Fund and the Small-Cap Strategy Fund will not incur any transaction costs in connection with the conversions and closings, and it is expected that the conversions will be tax-free for federal income tax purposes, which means that former Class C shareholders of the Class C Share Funds and former Class A shareholders of the Large-Cap Strategy Fund will not have a taxable gain or loss on the respective conversion of their Class C shares to Class A shares and their Class A Shares to Class I shares.

Effective as of the close of business on March 8, 2013, Class C shares of each Class C share Fund and Class A shares of the Large-Cap Strategy Fund and Small-Cap Strategy Fund were closed to new investors, but they may continue to accept purchases from existing shareholders (including through the reinvestment of dividends and capital gains) until the last business day before the conversions and terminations are completed.

The share class conversions and terminations will occur without any action being necessary from shareholders, and the changes resulting from the conversions and terminations will be reflected in each Fund’s record books and applicable shareholder account statements.

Class C shareholders that choose to redeem their shares before the conversion may be subject to a CDSC of 1.00%, depending on the amount of time they held the shares.

Accordingly, on or about April 13, 2013, all references in the prospectuses to Class C shares of the Class C Share Funds and Class A shares of the Large-Cap Strategy Fund and the Small-Cap Strategy Fund are hereby deleted.

Please keep this Supplement for future reference.

SP-WT-PRO-001-313